UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4880

Dreyfus Premier GNMA Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier
GNMA Fund

ANNUAL REPORT December 31, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Information About the Review and Approval
of the Fund's Management Agreement
34	Board Members Information
36	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier GNMA Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier GNMA Fund, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Marc Seidner.

Most sectors of the taxable fixed-income marketplace shrugged off bad news and responded to more positive factors in 2005. Although short-term interest rates rose by 200 basis points due to eight consecutive increases by the Federal Reserve Board during the year, the yield of the 10-year U.S.Treasury security ended the year only 17 basis points higher than where it began.Analysts generally attribute the bond market's resilience to low inflation and robust investor demand, especially from overseas investors.

We expect the U.S. economy to continue its moderate expansion in 2006, while inflation should stay low and investor demand for income-producing securities should remain high. Risks in the new year include uncertainty regarding Fed policy under a new chairman and the possibility of continued turmoil in the automotive sector, including some of the corporate bond market's largest issuers.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation January 17, 2006

DISCUSSION OF FUND PERFORMANCE

Marc Seidner, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the fund achieved total returns of 2.64% for Class A shares, 2.15% for Class B shares and 1.90% for Class C shares.The fund also produced aggregate income dividends of approximately $0.57, $0.49 and $0.46 for its Class A, B and C shares, respectively.1 In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 3.21% .2

Like other sectors of the U.S. government securities marketplace, GNMA securities were primarily influenced by rising short-term interest rates during 2005. However, the eroding effects of higher short-term interest rates were partly offset by low inflation expectations and robust investor demand, which kept bond prices relatively stable at the longer end of the maturity spectrum.The fund's returns were lower than the Index, due in part to the fund's defensive yield curve positioning late in the reporting period.

What is the fund's investment approach?

The fund seeks to maximize total return consisting of capital appreciation and current income.

The fund invests at least 80% of its assets in Government National Mortgage Association ("Ginnie Mae" or "GNMA") securities. The fund may also purchase other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund is not permitted to invest in any other type of security.The fund may, but is not required to, use certain derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest-rate risk, or as part of a hedging strategy.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund's performance?

In its ongoing effort to forestall potential inflationary pressures, the Federal Reserve Board (the "Fed") raised the overnight federal funds rate eight consecutive times during the reporting period, driving it from 2.25% to 4.25% . Historically, bond prices tend to fall when short-term interest rates rise, as fixed-income investors grow concerned that inflation may erode the future value of principal and interest payments.The reporting period proved to be different.

Although short-term bond prices declined, longer-term bond prices held up surprisingly well, with investors apparently expressing confidence in the Fed's inflation-fighting ability. In addition, prices of U.S. government securities were supported by robust demand from overseas investors. However, bond prices periodically showed signs of weakness during the reporting period, experiencing volatility amid evidence of stronger-than-expected economic growth, when investors would grow more concerned about a possible reacceleration of inflation.

We maintained a relatively conservative investment posture in this unusual market environment. For much of the year, we attempted to limit the fund's sensitivity to rising interest rates by setting its average duration in a range we considered shorter than industry averages. In addition, the fund benefited from its "barbell" yield-curve positioning early in the reporting period, in which holdings toward the longer end of the market's maturity range were counterbalanced by short-term holdings. This strategy enabled the fund to benefit from strength among longer-maturity securities while helping us manage interest-rate-related risks.

By the fall, however, yield differences between shorter- and longer-term securities had narrowed well beyond historical norms, so we increased the fund's average duration toward the neutral range, and we moved away from the "barbell" structure toward a yield-curve strategy that was more "bulleted." We focused mainly on bonds with maturities between two and three years, which should begin to perform well as the Fed adopts a neutral stance on monetary policy.

Because we believed traditional Ginnie Mae "pass-through" securities to be richly valued later in the reporting period, we allocated a portion of the fund's assets to less prepayment-sensitive market sectors. For example, we increased the fund's holdings of Ginnie Mae project loans, high-quality commercial mortgages and asset-backed securities, which helped bolster the fund's returns. The fund also held a significant position in Treasury Inflation-Protected Securities ("TIPS"), which benefited at times from increases in the Consumer Price Index stemming from sharply higher oil and gas prices.

What is the fund's current strategy?

We recently have seen evidence that the Fed may be nearing the end of its credit tightening campaign, suggesting that a limited number of additional rate hikes may be expected in the first quarter of 2006. In anticipation of a transition from Fed tightening to a neutral monetary policy, we have maintained the fund's average duration in a range that we consider to be roughly in line with that of the benchmark. In our view, these are prudent strategies as the U.S. economy moves to the next phase of the cycle.

January 17, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index (unhedged) is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A, Class B and Class C shares of Dreyfus Premier GNMA Fund on 12/31/95 to a $10,000 investment made in the Lehman Brothers GNMA Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for all share classes.The Index is an unmanaged, unhedged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities backed by mortgage pools of the Government National Mortgage Association. All issues have at least one year to maturity and an outstanding par value of at least $100 million.The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns	as of 12/31/05

		1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)		(1.97)%	3.52%	4.75%
without sales charge		2.64%	4.48%	5.24%
Class B shares
with applicable redemption charge †		(1.80)%	3.60%	4.91%
without redemption		2.15%	3.94%	4.91%
Class C shares
with applicable redemption charge ††		0.91%	3.72%	4.44%
without redemption		1.90%	3.72%	4.44%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier GNMA Fund from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.31	$ 8.09	$ 8.99
Ending value (after expenses)	$1,007.10	$1,005.10	$1,003.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2005
	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 5.35	$ 8.13	$ 9.05
Ending value (after expenses)	$1,019.91	$1,017.14	$1,016.23

† Expenses are equal to the fund's annualized expense ratio of 1.05% for Class A, 1.60% for Class B and 1.78% for Class C; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS December 31, 2005
	Principal
Bonds and Notes—105.6%	Amount ($)	Value ($)

U.S. Government Agencies/Mortgage-Backed—104.0%
Government National Mortgage Association I:
5%	26,860,000 [a]	26,507,328
5%, 9/15/2033-1/15/2034	905,619	895,318
5.5%	600,000 [a]	603,750
5.5%, 6/15/2020-9/15/2035	32,973,827	33,222,806
6%, 10/15/2019-9/15/2034	9,525,608	9,766,895
6.5%, 10/15/2008-5/15/2028	1,649,236	1,700,436
7.5%, 2/15/2022-12/15/2023	635,137	672,693
8%, 4/15/2008-12/15/2022	833,035	879,255
8.5%, 10/15/2016-11/15/2022	384,249	416,813
9%, 11/15/2019-12/15/2022	288,189	314,830
9.5%, 5/15/2018-1/15/2025	264,808	293,567
Ser. 2004-43, Cl. A, 2.822%, 12/16/2019	904,809	865,134
Ser. 2004-51, Cl. A, 4.145%, 2/16/2018	598,779	587,321
Ser. 2005-29, Cl. A, 4.016%, 7/16/2027	573,986	558,787
Ser. 2005-32, Cl. B, 4.385%, 8/16/2030	500,000	490,625
Ser. 2005-34, Cl. A, 3.956%, 9/16/2021	530,352	518,968
Ser. 2005-42, Cl. A, 4.045%, 7/16/2020	1,271,187	1,244,660
Ser. 2005-50, Cl. A, 4.015%, 11/16/2026	978,158	954,563
Ser. 2005-52, Cl. A, 4.287%, 1/16/2030	396,093	388,334
Ser. 2005-59, Cl. A, 4.388%, 5/16/2023	476,271	468,822
Ser. 2005-67, Cl. A, 4.217%, 6/16/2021	2,622,738	2,574,822
Ser. 2005-76, Cl. A, 3.963%, 5/16/2030	1,195,938	1,162,140
Ser. 2005-79, Cl. A, 3.998%, 10/16/2033	1,196,853	1,164,053
Ser. 2005-87, Cl. A, 4.449%, 3/16/2025	1,222,091	1,202,296
Government National Mortgage Association II:
4.375%, 4/20/2030-6/20/2032	1,822,629 [b]	1,833,662
4.5%, 7/20/2030-7/20/2032	761,497 [b]	762,568
5%, 9/20/2033-7/20/2035	8,433,699	8,297,472
5.5%, 1/20/2034-12/20/2035	13,797,840	13,862,413
6%, 6/20/2035-8/20/2035	8,490,158	8,678,470
6.5%, 5/20/2031	1,989,913	2,066,385
7%, 1/20/2030-4/20/2032	2,382,885	2,485,939
7.5%, 9/20/2030	18,218	19,078
9%, 7/20/2025	172,774	188,972
		125,649,175
U.S. Government—1.6%
U.S. Treasury Inflation Protected Securities,
1.625%, 1/15/2015	2,018,515 [c]	1,945,728
Total Bonds and Notes
(cost $127,872,466)		127,594,903

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—15.4%	Amount ($)	Value ($)

U.S. Treasury Bills:
3.56%, 1/19/2006	5,464,000	5,454,438
3.79%, 1/26/2006	4,000,000	3,990,080
3.92%, 2/16/2006	3,000,000	2,986,020
3.8%, 3/9/2006	175,000 [d]	173,771
3.87%, 3/30/2006	5,000,000	4,953,100
3.98%, 4/6/2006	1,000,000	999,706
Total Short-Term Investments
(cost $18,544,038)		18,557,115

Total Investments (cost $146,416,504)	121.0%	146,152,018
Liabilities, Less Cash and Receivables	(21.0%)	(25,386,322)
Net Assets	100.0%	120,765,696

[a] Purchased on a forward commitment basis.
[b] Variable rate security—interest rate subject to periodic change.
[c] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d] Held by a broker as collateral for open financial futures positions.

Portfolio Summary †

	Value (%)		Value (%)

U.S. Government Agencies/		U.S. Government	1.6
Mortgage-Backed	104.0	Financial Futures	(.1)
U.S. Treasury Bills	15.4		120.9

† Based on net assets. See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES December 31, 2005
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2005 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	8	850,750	March 2006	3,125
Financial Futures Short
U.S. Treasury 10 Year Notes	94	10,284,188	March 2006	(68,172)
				(65,047)

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES December 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	146,416,504	146,152,018
Cash		1,061,112
Interest receivable		545,983
Receivable for shares of Beneficial Interest subscribed		87,155
Receivable for futures variation margin—Note 4		15,838
Prepaid expenses		33,727
		147,895,833

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		129,398
Payable for investment securities purchased		26,810,033
Payable for shares of Beneficial Interest redeemed		104,933
Accrued expenses		85,773
		27,130,137

Net Assets ($)		120,765,696

Composition of Net Assets ($):
Paid-in capital		123,847,454
Accumulated undistributed investment income—net		23,358
Accumulated net realized gain (loss) on investments		(2,775,583)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($65,047) net unrealized
(depreciation) on financial futures]		(329,533)

Net Assets ($)		120,765,696

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	69,426,830	33,059,223	18,279,643
Shares Outstanding	4,644,085	2,210,555	1,222,937

Net Asset Value Per Share ($)	14.95	14.96	14.95

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Interest	5,480,321
Income from securities lending	284
Total Income	5,480,605
Expenses:
Management fee—Note 3(a)	728,578
Shareholder servicing costs—Note 3(c)	516,459
Distribution fees—Note 3(b)	345,325
Professional fees	67,224
Registration fees	40,571
Custodian fees—Note 3(c)	27,533
Prospectus and shareholders' reports	22,478
Trustees' fees and expenses—Note 3(d)	7,303
Loan commitment fees—Note 2	603
Miscellaneous	32,462
Total Expenses	1,788,536
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(23,005)
Net Expenses	1,765,531
Investment Income—Net	3,715,074

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(567,672)
Net realized gain (loss) on options transactions	14,168
Net realized gain (loss) on financial futures	961,612
Net Realized Gain (Loss)	408,108
Net unrealized appreciation (depreciation) on investments
[including ($215,164) net unrealized (depreciation)
on financial futures]	(1,046,387)
Net Realized and Unrealized Gain (Loss) on Investments	(638,279)
Net Increase in Net Assets Resulting from Operations	3,076,795

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	3,715,074	4,637,427
Net realized gain (loss) on investments	408,108	1,324,718
Net unrealized appreciation
(depreciation) on investments	(1,046,387)	(2,461,371)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,076,795	3,500,774

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,777,192)	(3,532,678)
Class B shares	(1,284,291)	(2,092,881)
Class C shares	(601,955)	(970,363)
Net realized gain on investments:
Class A shares	—	(77,035)
Class B shares	—	(55,935)
Class C shares	—	(29,259)
Total Dividends	(4,663,438)	(6,758,151)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	13,552,475	12,420,482
Class B shares	1,873,047	3,525,992
Class C shares	5,963,644	4,468,862
Dividends reinvested:
Class A shares	1,914,646	2,533,055
Class B shares	864,693	1,389,035
Class C shares	333,691	665,631
Cost of shares redeemed:
Class A shares	(20,462,799)	(26,606,246)
Class B shares	(15,398,994)	(23,114,364)
Class C shares	(8,061,904)	(18,072,257)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(19,421,501)	(42,789,810)
Total Increase (Decrease) in Net Assets	(21,008,144)	(46,047,187)

Net Assets ($):
Beginning of Period	141,773,840	187,821,027
End of Period	120,765,696	141,773,840
Undistributed investment income—net	23,358	23,872

	Year Ended December 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	900,329	817,133
Shares issued for dividends reinvested	127,180	166,689
Shares redeemed	(1,360,681)	(1,750,274)
Net Increase (Decrease) in Shares Outstanding	(333,172)	(766,452)

Class B [a]
Shares sold	124,084	230,615
Shares issued for dividends reinvested	57,477	91,348
Shares redeemed	(1,023,752)	(1,520,202)
Net Increase (Decrease) in Shares Outstanding	(842,191)	(1,198,239)

Class C
Shares sold	395,295	291,946
Shares issued for dividends reinvested	22,186	43,771
Shares redeemed	(535,305)	(1,190,836)
Net Increase (Decrease) in Shares Outstanding	(117,824)	(855,119)

a During the period ended December 31, 2005,328,692 Class B shares representing $4,945,894 were automatically converted to 328,865 Class A shares and during the period ended December 31, 2004, 222,779 Class B shares representing $3,384,987 were automatically converted to 222,914 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended December 31,

Class A Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.13	15.40	15.66	15.10	14.76
Investment Operations:
Investment income—net [a]	.46	.47	.37	.53	.68
Net realized and unrealized
gain (loss) on investments	(.07)	(.07)	.01	.60	.35
Total from Investment Operations	.39	.40	.38	1.13	1.03
Distributions:
Dividends from investment income—net	(.57)	(.66)	(.64)	(.57)	(.69)
Dividends from net realized
gain on investments	—	(.01)	—	—	—
Total Distributions	(.57)	(.67)	(.64)	(.57)	(.69)
Net asset value, end of period	14.95	15.13	15.40	15.66	15.10

Total Return (%) [b]	2.64	2.71	2.46	7.60	7.12

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.10	1.09	1.06	1.04
Ratio of net expenses
to average net assets	1.06	1.10	1.09	1.06	1.04
Ratio of net investment income
to average net assets	3.07	3.12	2.37	3.41	4.57
Portfolio Turnover Rate	403.22[c]	444.53[c]	442.18[c]	366.50	507.76

Net Assets, end of period ($ X 1,000)	69,427	75,295	88,481	100,311	93,701

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2005,
December 31, 2004 and December 31, 2003, were 110.69%, 233.47% and 193.58%, respectively.
See notes to financial statements.

		Year Ended December 31,

Class B Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.13	15.41	15.67	15.11	14.77
Investment Operations:
Investment income—net [a]	.38	.40	.29	.44	.60
Net realized and unrealized
gain (loss) on investments	(.06)	(.09)	.01	.61	.36
Total from Investment Operations	.32	.31	.30	1.05	.96
Distributions:
Dividends from investment income—net	(.49)	(.58)	(.56)	(.49)	(.62)
Dividends from net realized
gain on investments	—	(.01)	—	—	—
Total Distributions	(.49)	(.59)	(.56)	(.49)	(.62)
Net asset value, end of period	14.96	15.13	15.41	15.67	15.11

Total Return (%) [b]	2.15	2.10	1.96	7.05	6.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.62	1.63	1.58	1.57	1.55
Ratio of net expenses
to average net assets	1.61	1.63	1.58	1.57	1.55
Ratio of net investment income
to average net assets	2.53	2.64	1.88	2.88	3.99
Portfolio Turnover Rate	403.22[c]	444.53[c]	442.18[c]	366.50	507.76

Net Assets, end of period ($ X 1,000)	33,059	46,199	65,520	78,150	42,121

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2005,
December 31, 2004 and December 31, 2003, were 110.69%, 233.47% and 193.58%, respectively.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class C Shares	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	15.13	15.40	15.65	15.10	14.76
Investment Operations:
Investment income—net [a]	.36	.38	.26	.40	.56
Net realized and unrealized
gain (loss) on investments	(.08)	(.09)	.02	.60	.36
Total from Investment Operations	.28	.29	.28	1.00	.92
Distributions:
Dividends from investment income—net	(.46)	(.55)	(.53)	(.45)	(.58)
Dividends from net realized
gain on investments	—	(.01)	—	—	—
Total Distributions	(.46)	(.56)	(.53)	(.45)	(.58)
Net asset value, end of period	14.95	15.13	15.40	15.65	15.10

Total Return (%) [b]	1.90	1.97	1.81	6.73	6.32

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.81	1.83	1.78	1.80	1.79
Ratio of net expenses
to average net assets	1.79	1.83	1.78	1.80	1.79
Ratio of net investment income
to average net assets	2.36	2.50	1.66	2.63	3.68
Portfolio Turnover Rate	403.22[c]	444.53[c]	442.18[c]	366.50	507.76

Net Assets, end of period ($ X 1,000)	18,280	20,280	33,820	29,035	10,874

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	The portfolio turnover rates excluding mortgage dollar roll transactions for the years ended December 31, 2005,
December 31, 2004 and December 31, 2003, were 110.69%, 233.47% and 193.58%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to seek to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund normally invests at least 80% of its assets in GNMA certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. The fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in its policy to so invest its assets. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S.Treasury Bills, options and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on dispositions, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $24,402, accumulated capital losses $2,393,335 and unrealized depreciation $265,972. In addition, the fund had $446,853 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied $1,244,345 of the carryover expires in fiscal 2012, and $1,148,990 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004, were as follows: ordinary income $4,663,438 and $6,758,151, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amorti-

zation of premiums, paydown gains and losses and Treasury Inflation Protected Securities, the fund increased accumulated undistributed investment income-net by $947,850 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended December 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund's average daily net assets and is payable monthly.

During the period ended December 31, 2005, the Distributor retained $3,220 from commissions earned on sales of the fund's Class A shares and $148,899 and $1,350 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2005, Class B and Class C shares were charged $198,670 and $146,655, respectively, pursuant to the Plan.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2005, Class A, Class B and Class C shares were charged $182,952, $99,335 and $48,885, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2005, the fund was charged $127,078 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2005, the fund was charged $27,533 pursuant to the custody agreement.

During the period ended December 31, 2005, the fund was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $56,580, Rule 12b-1 distribution plan fees $25,742, shareholder services plan fees $25,718, chief compliance officer fees $1,858 and transfer agency per account fees $19,500.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and option transactions during the period ended December 31, 2005, amounted to $529,838,255 and $559,566,446, respectively, of which $384,390,034 in purchases and $385,170,842 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 2005, are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following table summarizes the fund's call/put options written for the period ended December 31, 2005:

At December 31, 2005, the cost of investments for federal income tax purposes was $146,417,990; accordingly, accumulated net unrealized depreciation on investments was $265,972, consisting of $798,383 gross unrealized appreciation and $1,064,355 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statements of investments and financial futures, as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 8, 2006

The Fund 27

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 100% of ordinary income dividends paid during the fiscal year ended December 31, 2005 as qualifying "interest related dividends."

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on August 2 and 3, 2005, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance, management fee and expense ratios and placed significant

The Fund 29

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members discussed the results of the comparisons for various periods ended June 30, 2005, and noted that the fund's income performance and total return were lower than the comparison group averages but were higher than the Lipper category averages for the 1-year period.The Board noted that the fund's income performance and total return were lower than the comparison group and Lipper category averages for the 3-, 5- and 10-year periods.The Board members discussed with representatives of the Manager the reasons for the fund's underperformance compared to the comparison group and Lipper category averages for the applicable time periods.The Board noted that a new portfolio management team for the fund was appointed in January 2005, and that the fund's total return for the more recent 3- and 6-month periods showed an improvement in the fund's comparison group and Lipper rankings. In fact, since the new management team assumed responsibility for the fund's investment portfolio, the fund's total return performance ranked in the 1st quartile of the Lipper category.The Board members noted that the new portfolio managers are very experienced with an excellent long-term track record and expressed their confidence in the fund's portfolio management team.The Board members also discussed the fund's management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group. The Board noted that the fund's management fee was higher than those of the comparison group funds, and that the fund's total expense ratio also was higher than the fund's comparison group and Lipper category averages. The Board noted that the fund's assets were significantly lower than the assets of all but one fund in the comparison group and the impact asset levels have on overall expenses.The Board also noted the effect on the expense ratio average of having the "low cost" provider fund included in the comparison group.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and in the same Lipper category, as the fund (the "Similar Funds"). The Manager's representatives explained the nature of the Similar Funds. The Manager's representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager's performance and the services provided; it was noted that the Similar Funds had higher management fees than the fee borne by the fund.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's advisory fees.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided. The Manager's representatives noted that there were no institutional or wrap fee separate accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Manager's representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the analysis in light of the relevant

The Fund 31

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ' S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.

  The Board expressed concern over the performance of the fund, but was satisfied with the Manager's efforts to improve performance, including the change in the fund's portfolio management team which occurred in January 2005 and the fund's improved perfor- mance since that change.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (72)
Board Member (1986)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody's Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Peggy C. Davis (62)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26

Ernest Kafka (73)
Board Member (1986)
Principal Occupation During Past 5 Years:
• Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
• Instructor,The New York Psychoanalytic Institute (1981-present)
• Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26
———————
Nathan Leventhal (62)
Board Member (1989)
Principal Occupation During Past 5 Years:
• A management consultant for various non-profit organizations (May 2004-present)
• Chairman of the Avery-Fisher Artist Program (November 1997-present)
• President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations:
• Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Saul B. Klaman, Emeritus Board Member

The Fund 35

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 37

For More	Information

Dreyfus Premier	Transfer Agent &
GNMA Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0027AR1205

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,335 in 2004 and $37,219 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2004 and $4,725 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,656 in 2004 and $2,707 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $600 in 2004 and $266 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $592,101 in 2004 and $758,091 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier GNMA Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)